[AMERICAN BEACON SELECT FUNDS LOGO]

Supplement Dated September 19, 2008 to the Prospectus dated March 1, 2008 as Supplemented on April 18, 2008 and September 16, 2008
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The section titled Portfolio Holdings under Additional Information is hereby replaced with the following:

     A complete list of each Fund's holdings as of the end of each business day is made available on the Funds' website on the following business day and remains available on the website for six months. To access the holdings information, go to www.americanbeaconfunds.com and select "Fund Holdings" under the "I want info on . . ." menu on the home page.